RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2025
Related Party [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
The Company enters into transactions with other entities that fall within the definition of a related party as contained in IAS 24, Related Party Disclosures. Such transactions are in the normal course of business and at terms that correspond to those on normal arms-length transactions (except revenue related transactions) with third parties. Related parties comprise entities under common ownership and/or common management and control; their partners and key management personnel.
Remuneration of key management (includes the Company's directors and senior executive team):

	For years ended December 31,
	2025	2024
Short-term employee benefits	$21,237	$17,554
Post-employment benefits	1,358	1,267
Termination benefits	1,875	72
Share-based payment settled in equity	29,351	6,066
Share-based settled in cash	25,834	283
	$79,655	$25,242

These transactions are in the normal course of operations and all of the transactions are measured at the exchange amount of consideration established and agreed to by the parties.

An amount of $0.1 million (2024: $5.6 million) was paid to Allied Resources Commercial Brokers, a company controlled by a director, in respect of payroll processing, vendor payment support and office management services provided to the Company. In addition, an amount of $0.2 million (2024: $0.2 million) was paid to TheSiger Pty Limited, a company controlled by a director, in respect of services provided to the Company. These services were entered into on terms equivalent to those that prevail in arm’s length transactions and the amounts owing are to be settled in cash.